UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
174 NJ-17
Rochelle Park, NJ 07662

(Address of principal executive offices)
(646) 661-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On August 28, 2026, Ascend Wellness Holdings, Inc. (the “Company”) held a special meeting (the “Special Meeting”), at which the holders of shares of Class A common stock (the “Class A Common Shares”) of the Company voted on the following matters, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission and on SEDAR+ on July 9, 2026 (the “Special Meeting Proxy Statement”): (i) to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Shares (the “Reverse Stock Split”) at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board of Directors (the “Board”) in its discretion, but prior to the date the Class A Common Shares are listed on a national securities exchange or one year from the date of the Special Meeting, whichever is earlier (the “Reverse Stock Split Proposal”); (ii) and to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. At the Special Meeting, a total of 113,702,839 shares of the Company’s Class A Common Stock, entitled to one vote per share, were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting results, as certified by the Company’s scrutineer, with respect to each of the proposals acted upon at the Special Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Reverse Stock Split
The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board in its discretion, but prior to the date the Class A Common Shares are listed on a national securities exchange or one year from the date of the Meeting, whichever is earlier, based on the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
112,305,378	1,391,090	6,371	—
Proposal 2: Adjournment of Special Meeting
The adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, was ratified based on the following votes:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
113,245,527	440,826	16,486	—
Because the Reverse Stock Split Proposal received sufficient votes for approval, no adjournment of the Special Meeting was necessary.
The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

August 31, 2026	/s/ Roman Nemchenko
Roman Nemchenko Chief Financial Officer (Principal Financial Officer)
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